Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alamo Group Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard J. Wehrle, Vice-President, Corporate Controller and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Form 10-K fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934(15 U.S.C. 78m or 78o(d)); and

2.       The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 19, 2003	/s/ Richard J. Wehrle
Vice-President, Corporate Controller &
Principal Accounting Officer